Exhibit 99.1

Press Contact:
Janine Fogal, Director of Marketing Communications
650-623-1469

Investor Contact:
Bill Tamblyn, Chief Financial Officer
650-623-1309

Ditech Communications Announces
Fiscal 2003 Full Year and Q4 Financial Results
Company Announces Intention to Sell Optical Business Unit;
Company Announces Workforce Reduction

Mountain View, California, May 22, 2003 —Ditech Communications Corporation (Nasdaq: DITC) reported results for its fourth quarter and its fiscal year ended April 30, 2003.  Revenues for the fourth quarter ended April 30, 2003 were $12.0 million, down 2% from revenues of $12.3 million in the prior quarter and up 24% from revenues of $9.7 million in the same quarter in the prior fiscal year.  Ditech Communications closed its 2003 fiscal year with revenue of $47.4 million, up 14% from revenues of $41.4 million from the previous year.

Ditech today also announced that it is actively seeking to sell its Altamar Networks optical business unit. Ditech will continue to fully support its existing product delivery and service agreements throughout this interim phase.

As a result of the decision to exit its optical business, Ditech will implement a restructuring of company operations and workforce in its Mountain View headquarters facility and it will completely shutdown its facilities in the UK and Australia, which were supporting Altamar Networks’ optical research activities.  Among these changes will be a workforce reduction over the next sixty days.

Ditech will discuss its Q4 and fiscal year 2003 financial results, its intention to sell its optical business, and its workforce reduction decisions at today’s conference call (see details later in the release).

Q4 and Fiscal 2003 GAAP Results

Actual GAAP net loss and net loss per share results were:

•                  Net loss for the fourth quarter of fiscal 2003 of $3.8 million, compared to a net loss of $40.7 million in the same quarter in the prior fiscal year.

•                  Net loss per share for the fourth quarter of fiscal 2003 of $0.13 per share, compared to a net loss per share of $1.36 for the same quarter in the prior fiscal year.

•                  Net loss for fiscal 2003 was $75.1 million, compared to a net loss of $85.3 million for fiscal 2002.

•                  Net loss per share for fiscal 2003 was $2.47 per share, compared to $2.90 per share for fiscal 2002.

Q4 and Fiscal 2004 Pro Forma Results

Pro forma net loss and net loss per share results exclude charges related to mergers and acquisitions activity, including amortization of goodwill and purchased intangibles and amortization of deferred stock-based and other compensation, write-off of inventory, impact of previously reserved inventory which has now been sold, corporate restructuring and the impact of income taxes on pro forma adjustments. See the attached tables for a reconciliation of the following pro-forma results to GAAP results.

•                  Net loss for the fourth quarter of fiscal 2003 of $3.0 million compared to a net loss of $6.9 million in the same quarter in the prior fiscal year.

•                  Net loss per share for the fourth quarter of fiscal 2003 of $0.10 compared to net loss per share of $0.23 for the same quarter in the prior fiscal year.

•                  Net loss for fiscal 2003 was $24.7 million, compared to a net loss of $24.7 million for fiscal 2002.

•                  Net loss per share for fiscal 2003 was $0.81 per share, compared to $0.84 per share for fiscal 2002.

Q1 and Fiscal 2004 Outlook

The Company expects revenues in Q1 fiscal 2004 to be flat compared to the $10 million in voice business revenues in Q4 fiscal 2003. With the projected sale of the Altamar Networks optical business unit, and a potential further restructuring of its workforce, Ditech expects to significantly lower its operating expenses going forward. Based on these actions, Ditech expects to be close to break-even from operations before restructuring charges in Q1 fiscal 2004. At this time, Ditech cannot estimate the level of restructuring charges to reconcile to GAAP. In addition to lowering its expenses, these changes will allow Ditech to focus entirely on its voice business, which historically has produced the vast majority of the Company’s revenues.  As a result of these actions and its plan to focus on and grow its voice business, Ditech expects to achieve break-even status in Q2 fiscal 2004, ending October 31, 2003.

“Although our fourth quarter total revenues were flat compared to the third quarter, as a result of a drop off in demand by our largest optical customer,” said Tim Montgomery, Ditech’s chairman, president and CEO, “Ditech’s voice business continued to be healthy, generating nine percent quarter-over-quarter growth.  We believe that the initiatives we are taking as it relates to the optical business will further enhance our ability to take advantage of growth opportunities in the voice business.”

Use of GAAP versus Pro forma results

To supplement Ditech’s consolidated financial statements presented in accordance with generally accepted accounting principles, or GAAP, Ditech has also provided pro forma operating results, which are non-GAAP financial measures.  These measures are not in accordance with, or an alternative for, GAAP and may be different from pro forma measures used by other companies. These pro forma operating results present Ditech’s financial results excluding charges for impairment of goodwill, amortization of intangibles, amortization of deferred stock-based and other compensation, write-off of inventory, corporate restructuring, realized gain on the sale of assets, and the impact of income taxes on the pro forma adjustments.  While Ditech’s management feels that it is important that it and investors understand Ditech’s operating results presented in accordance with GAAP, Ditech’s management does not use just GAAP-based financial results in analyzing past results and trends.  Ditech’s management uses these pro forma results to analyze Ditech’s underlying business because management believes these pro forma results are appropriate measures of evaluating the core business operating activities.  These pro forma results are among the primary indicators that management uses for planning and forecasting of future periods.  Further, for the same reasons that management believes that these pro forma results are important for management to understand, Ditech’s management believes that it is useful for investors to understand these results.

Conference Calls

Ditech will host an investor webcast and conference call at 4:20 p.m. EDT today to review its fourth quarter and total fiscal 2003 performance and its outlook for the coming year.  Additionally, Ditech will discuss its intention to sell its Altamar Networks optical business unit and its decision to implement a workforce reduction within the next sixty days.  The Company will host an investor webcast and conference call at 4:20 p.m. EDT to discuss these results and actions. Any member of the public can listen to the conference call by calling the following number: (706) 634-5581. The conference call will also be broadcast live over the Internet and can be accessed by going to the Press Room section of the Ditech web site home page: http://www.ditechcom.com. A replay of the Q4 conference call will be available via Ditech’s web site or by calling the Encore replay number at (706) 645-9291. The conference call ID is: 369410.  The replay of this call will be available two hours after the call is completed until at least Ditech’s next earnings announcement.

Ditech Communications Corporation

Ditech Communications Corporation is a global telecommunications equipment supplier for voice networks.  Ditech’s voice products are high-capacity echo canceller and voice enhancement products that utilize advanced software and digital signal processor (DSP) technology.  This combination of software and hardware allows Ditech to deliver Voice Quality Assurance (VQA), a robust and cost-effective solution for voice enhancement (including noise reduction) and echo cancellation. Ditech (DITC) is listed on the Nasdaq National Market and is headquartered in Mountain View, California (web site: http://www.ditechcom.com).

Forward-Looking Statements

The statements in this press release regarding Ditech’s expected financial results for Q1 fiscal 2004, as well as its expectations of achieving break-even status from operations in Q2 fiscal 2004, are forward-looking statements. Actual results could differ materially as a result of unanticipated factors and events, including: unanticipated events could cause the actual results to differ substantially from Ditech’s expectations; the risk that Ditech may experience weakening in demand for its voice and echo cancellation products; the risk that Ditech may not obtain the cost savings it anticipates from the disposition of its optical business due to unanticipated events or factors; component supply problems may occur as a result of factors beyond its control; infrastructure demand could continue to weaken or remain flat due to the weakness in the economy or for other unanticipated reasons; the risk that Ditech’s competitors will develop products that compete favorably with Ditech’s new products; the risk that Ditech has a limited number of customers, the loss of any one which could cause its revenues to decrease materially; as well as those detailed in the “Future Growth and Operating Results Subject to Risk” section of Ditech’s Form 10-Q for the quarter ended January 31, 2003 (filed March 14, 2003 with the Securities and Exchange Commission).

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Ditech Communications Corporation
Consolidated Statements of Operations
For the Three Month Periods and Years Ended April 30, 2003 and 2002
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended April 30,		Year Ended April 30,
	2003	2002	2003	2002

Revenue	$12,039	$9,702	$47,374	$41,416

Cost of goods sold	5,329	5,123	26,009	24,051

Gross profit	6,710	4,579	21,365	17,365

Operating expenses:
Sales and marketing	3,091	3,825	15,361	17,137
Research and development	6,468	13,587	33,402	53,334
General and administrative	1,273	1,473	5,677	6,230
Restructuring costs	—	—	6,771	—
Amortization of goodwill and other intangibles	—	5,827	—	24,584

Total operating expenses	10,832	24,712	61,211	101,285

Loss from operations	(4,122)	(20,133)	(39,846)	(83,920)

Other income, net	294	1,067	1,702	3,701

Loss before provision for income taxes	(3,828)	(19,066)	(38,144)	(80,219)

Provision for income taxes	9	21,618	129	5,110

Net loss before cumulative effect of accounting change	(3,837)	(40,684)	(38,273)	(85,329)

Cumulative effect of accounting change	—	—	(36,837)	—

Net loss	($3,837)	($40,684)	($75,110)	($85,329)

Basic and diluted loss per share before cumulative effect of accounting change	($0.13)	($1.36)	($1.26)	($2.90)
Basic and diluted cumulative effect of accounting change	—	—	($1.21)	—

Basic and diluted loss per share	($0.13)	($1.36)	($2.47)	($2.90)

Weighted shares used in per share calculation:
Basic and diluted	30,456	29,812	30,371	29,380

Ditech Communications Corporation
Pro-Forma Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended April 30, 2003
	GAAP (a)	Reconciling Items		Pro-Forma

Revenue	$12,039	—		$12,039

Cost of goods sold	5,329	455	(b)	5,784

Gross profit	6,710	(455)		6,255

Operating expenses:
Sales and marketing	3,091	—		3,091
Research and development	6,468	(1,313	)(c)	5,155
General and administrative	1,273	—		1,273

Total operating expenses	10,832	(1,313)		9,519

Loss from operations	(4,122)	858		(3,264)

Other income, net	294	—		294

Loss before provision for income taxes	(3,828)	858		(2,970)

Provision for income taxes	9	—		9

Net loss	($3,837)	858		($2,979)

Per share data:
Basic and diluted	($0.13)			($0.10)

Weighted shares used in per share calculation:
Basic and diluted	30,456			30,456

(a)	Reflects operating results based upon accounting principles generally accepted in the United States (GAAP).
(b)	Amount represents previously reserved inventory which has now been sold.
(c)	Amount represents amortization of deferred stock-based compensation, including acceleration of amortization due to tender offer in Q4 2003.

	Three Months Ended April 30, 2002
	GAAP (a)	Reconciling Items		Pro-Forma

Revenue	$9,702	—		$9,702

Cost of goods sold	5,123	—		5,123

Gross profit	4,579	—		4,579

Operating expenses:
Sales and marketing	3,825	—		3,825
Research and development	13,587	(2,312	)(b)	11,275
General and administrative	1,473	—		1,473
Amortization of goodwill and other intangibles	5,827	(5,827	)(c)	—

Total operating expenses	24,712	(8,139)		16,573

Loss from operations	(20,133)	8,139		(11,994)

Other income, net	1,067	(583	)(d)	484

Loss before provision for income taxes	(19,066)	7,556		(11,510)

Provision for (benefit from) income taxes	21,618	(26,220	)(e)	(4,602)

Net loss	($40,684)	33,776		($6,908)

Per share data:
Basic and diluted	($1.36)			($0.23)

Weighted shares used in per share calculation:
Basic and diluted	29,812			29,812

(a)	Reflects operating results based upon accounting principles generally accepted in the United States (GAAP).
(b)	Amount represents amortization of deferred stock-based compensation.
(c)	Amount represents the amortization of goodwill and purchased intangibles.
(d)	Amount represents the gain on sale of assets.
(e)	Amount represents the impact on income taxes of Non-GAAP adjustments and write-off of deferred tax assets.

Ditech Communications Corporation
Pro Forma Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Year Ended April 30, 2003
	GAAP (a)	Reconciling Items		Pro-Forma

Revenue	$47,374	—		$47,374

Cost of goods sold	26,009	(3,731	)(b)	22,278

Gross profit	21,365	3,731		25,096

Operating expenses:
Sales and marketing	15,361	—		15,361
Research and development	33,402	(3,088	)(c)	30,314
General and administrative	5,677	—		5,677
Restructuring	6,771	(6,771	)(d)	—

Total operating expenses	61,211	(9,859)		51,352

Loss from operations	(39,846)	13,590		(26,256)

Other income, net	1,702	—		1,702

Loss before provision for income taxes	(38,144)	13,590		(24,554)

Provision for income taxes	129	—		129

Net loss before cumulative effect of accounting change	(38,273)	13,590		(24,683)

Cumulative effect of accounting change	(36,837)	36,837	(e)	—

Net loss	($75,110)	50,427		($24,683)

Basic and diluted loss per share before cumulative effect of accounting change	($1.26)			($0.81)
Basic and diluted cumulative effect of accounting change	(1.21)			—

Basic and diluted loss per share	($2.47)			($0.81)

Weighted shares used in per share calculation:
Basic and diluted	30,371			30,371

(a)	Reflects operating results based upon accounting principles generally accepted in the United States (GAAP).
(b)	Amount represents $455,000 for previously reserved inventory now sold and ($4,186,000) of inventory write-off for Titanium.
(c)	Amount represents amortization of deferred stock-based compensation, including acceleration of amortization due to tender offer in Q4 2003.
(d)	Amount represents restructuring costs
(e)	Amount represents the impairment of goodwill.

	Year Ended April 30, 2002
	GAAP (a)	Reconciling Items		Pro-Forma

Revenue	$41,416	—		$41,416

Cost of goods sold	24,051	(3,500	)(b)	20,551

Gross profit	17,365	3,500		20,865

Operating expenses:
Sales and marketing	17,137	(85	)(c)	17,052
Research and development	53,334	(11,587	)(c)	41,747
General and administrative	6,230	(10	)(c)	6,220
Amortization of goodwill and other intangibles	24,584	(24,584	)(d)	—

Total operating expenses	101,285	(36,266)		65,019

Loss from operations	(83,920)	39,766		(44,154)

Other income, net	3,701	(583	)(e)	3,118

Loss before provision for income taxes	(80,219)	39,183		(41,036)

Provision for (benefit from) income taxes	5,110	(21,478	)(f)	(16,368)

Net loss	($85,329)	60,661		($24,668)

Per share data:
Basic and diluted	($2.90)			($0.84)

Weighted shares used in per share calculation:
Basic and diluted	29,380			29,380

(a)	Reflects operating results based upon accounting principles generally accepted in the United States (GAAP).
(b)	Amount represents charge for excess inventory.
(c)	Amount represents amortization of deferred stock-based and other compensation.
(d)	Amount represents the amortization of goodwill and purchased intangibles.
(e)	Amount represents the gain on sale of assets.
(f)	Amount represents the impact on income taxes of Non-GAAP adjustments and write-off of deferred tax assets.

Ditech Communications Corporation
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	April 30,	April 30,
	2003	2002

Assets
Cash and cash equivalents	$94,495	$105,909
Accounts receivable, net	6,249	5,269
Inventories	8,467	13,187
Other current assets	4,510	22,454

Total current assets	113,721	146,819

Property and equipment, net	8,893	11,691
Other assets	3,827	45,364

Total assets	$126,441	$203,874

Liabilities and Stockholders’ Equity
Accounts payable	$2,323	$3,700
Accrued expenses	6,026	8,751
Deferred revenue	121	2,900
Income taxes payable	1,833	1,585

Total current liabilities	10,303	16,936

Common stock	270,038	272,166
Accumulated deficit	(153,980)	(78,870)
Deferred stock compensation	—	(6,358)
Foreign currency translation adjustment	80	—

Total stockholders’ equity	116,138	186,938

Total liabilities and stockholders’ equity	$126,441	$203,874